UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2003

UCLUELET EXPLORATION CORP
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-102661
(Commission File Number)

98-0389524
(IRS Employer Identification No.

2861 W. 12th Vancouver, B.C, V6K 2R1
(Address of principal executive offices and Zip Code)

604-734-5501
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

On December 19, 2003,our board of directors appointed Hari Varshney as a Director of the Registrant.
Mr. Varshney is a Chartered Accountant and is the Director and/or Executive Officer of various publicly traded companies including American Nevada Gold Corp. and Camphor Ventures Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCLUELET EXPLORATION CORP.

/s/ David Heel
David Heel, Director

Date: December 22, 2003